Employee Benefit Plan	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Employee Benefit Plan

17. EMPLOYEE BENEFIT PLAN

Full‑time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance, unemployment insurance, maternity insurance, on‑the‑job injury insurance, and housing fund plans through a PRC government‑mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions.

Total contributions by the Group for such employee benefits were RMB168.5 million, RMB198.6 million and RMB112.9 million, for the years ended December 31, 2023, 2024 and 2025, respectively.